Supplement to the Statement of Additional
Information ("SAI"):
American General Series Portfolio Company
SAI dated October 1, 1999
American General Series Portfolio Company 2
SAI dated November 2, 1998
American General Series Portfolio Company 3
SAI dated January 3, 2000


For each SAI, insert the following below the 30 day current yield information in the "Performance and Yield Information" section.

Distribution Rate Calculation
     The Funds may advertise a non-
standardized distribution rate. The
distribution rate may be calculated as
frequently as daily, based on the latest normal dividend paid. The latest normal dividend is annualized by multiplying the dividend by a factor based on the dividend frequency (12 for monthly or 4 for quarterly). The result is then divided by the higher of the current net asset value or the maximum offering price. For example, a bond fund may pay a monthly dividend of
0.04536. This is multiplied by 12 since it is a monthly dividend. The result, 0.54432, is divided by the offering price of $9.89.
That equals a distribution rate of 5.50%.

     The distribution rate measures the
level of the ordinary income, including
short-term capital gains, that is actually paid out to investors. This is different from fund yield, which is a measure of the income earned by a fund's investments, but which may not be directly paid out to investors. Total return measures the income earned, as does the yield, but also measures the effect of any realized or unrealized appreciation or depreciation of the fund's investments. The distribution rate will be calculated separately for each class of shares. The calculation assumes that no CDSC is paid for Class B shares.